MFS(R) GOVERNMENT MONEY MARKET FUND

                      Supplement to the Current Prospectus

Effective immediately, "Redeeming Directly through MFSC-- By Telephone," in
Section VI ("How to Purchase, Exchange and Redeem Shares") and the first paragraph of "Pricing of Fund Shares" and the paragraph entitled
"Distributions," both in Section VIII ("Other Information") in the fund's prospectus, are hereby restated as follows:

VI   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

>       How to Redeem Shares

     Redeeming Directly through MFSC

         By telephone. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre-designated bank account. Redemption orders received by 4:00 p.m. receive that day's dividend and the redemption proceeds are generally paid the next day. However, for MFS Government Money Market Fund only, a redemption order received by 8:30 a.m. would not receive that day's dividend but the redemption proceeds would generally be paid the same day. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

VIII  OTHER INFORMATION

>       Pricing of Fund Shares

     The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day during which the NYSE is open for trading as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern Time on each day the NYSE is open for business. The NYSE is closed on most national holidays and Good Friday. To determine net asset value, the funds value their securities at amortized cost or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the funds if the trustees determine that amortized cost does not constitute fair value.

>       Distributions

     Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Because the net income of each fund's shares is declared as a dividend each day that the net income of a share is determined, the net asset value of a fund's shares remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of your investment in the funds, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of a fund in your account. Any capital gains are distributed at least annually. For MFS Government Money Market Fund only, a purchase order received by 8:30 a.m., and funded via federal funds wire by noon, will receive that day's dividend (as opposed to the next day's dividend).

                  The date of this Supplement is April 1, 2003.

El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancies entre las versiones en ingles y en espanol, se considerara valida la version en ingles.